EXHIBIT 99.1

FIFTH AMENDMENT TO AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of August 2, 2010, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (the “Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”), SPORT CHALET TEAM SALES, INC., a California corporation (“SCTS”, and together with the Borrower and SCVS, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

RECITALS

WHEREAS, the Lenders, the Agent, and Obligated Parties have entered into that certain Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of June 20, 2008; and

WHEREAS, the Obligated Parties, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                      Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

Section 2.1                      The definition of “Inventory Formula Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Inventory Formula Amount:  the lesser of (i) the sum of 68% of the Value of Eligible Base Inventory, plus 50% of the Value of Eligible Surplus Inventory; or (ii) 85% of the NOLV Percentage of Eligible Inventory.  Based on the Inventory appraisal as of March, 2010, the Inventory Formula Amount shall be calculated using the following monthly NOLV percentages:

Month	NOLV Percentage
January	78.3%
February	78.2%
March	76.7%
April	77.2%
May	78.5%
June	80.4%
July	80.1%
August	78.7%
September	74.3%
October	77.0%
November	82.5%
December	84.0%

Upon receipt of each subsequent Inventory appraisal requested by Agent, the NOLV Percentage will thereafter be updated to reflect the findings of such appraiser and Agent will apply either clause (i) or clause (ii) above (whichever yields the lesser amount) in calculating the Inventory Formula Amount.

ARTICLE III

ACKNOWLEDGEMENTS

Section 3.1                      Acknowledgements by Obligated Parties.  As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

(a)           Recitals True.  Each of the Recitals set forth above is true and correct.

(b)           Acknowledgment of Liens and Obligations.  The Borrower is indebted to the Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by the Borrower to the Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and the Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations.  No Obligated Party will contest any of the foregoing.

(c)           Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to the Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) the Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

(d)           No New Defaults. Except as set forth in prior amendments to the Loan Agreement, no Default or Event of Default has occurred.  No Default or Event of Default is continuing.

(e)           Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

(f)           Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

(g)           Representations and Warranties in the Loan Agreement.  Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date).

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1                      Conditions Precedent.  This Amendment shall not be binding upon the Lenders and the Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent and Agent has informed Borrower in writing that such conditions precedent have either been satisfied or waived by Agent.

(a)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto);

(b)           No Default or Event of Default shall have occurred and be continuing.

(c)           The Obligated Parties shall have delivered to the Agent an executed counterpart of this Amendment;

(d)           The Obligated Parties shall have paid to the Agent all costs and expenses owed to and/or incurred by the Agent arising in connection with this Amendment for which the Agent has heretofore invoiced Borrower; and

(e)           All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

ARTICLE V

MISCELLANEOUS

Section 5.1                      Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment.  Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

Section 5.2                      Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, the Agent, and their respective successors and permitted assigns.

Section 5.3                      Counterparts.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

Section 5.4                      Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Section 5.5                      Expenses of the Lenders and the Agent.  Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand:  (a) all costs and expenses incurred by the Lenders and the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel.

Section 5.6                      Choice of Law; Jury Trial Waiver; Etc.  This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).  To the fullest extent not prohibited by Applicable Law, each of the parties hereto waives its right to a trial by jury, if any, in any action to enforce, defend, interpret, or otherwise concerning this Amendment.  Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

Section 5.7                      Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

Section 5.8                      Representation by Counsel.  The Obligated Parties represent and warrant that they have been represented by independent counsel throughout their negotiation, review and execution of this Amendment.

Section 5.9                      Jointly Drafted Agreement.  This Amendment shall be construed as though each of Agent, the Lenders and the Obligated Parties participated equally in its drafting and, it shall be interpreted, wherever possible, to make it valid and effective.  If any part of this Amendment is determined to be invalid, unenforceable or prohibited, only that part should be affected and the rest shall be enforced as written here.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC.,
a Delaware corporation

By:        /s/ Howard Kaminsky
Name:  Howard Kaminsky
Title:    Executive Vice President – Finance, Chief Financial Officer and Secretary

SPORT CHALET VALUE SERVICES, LLC,
a Virginia limited liability company

By:       /s/ Howard Kaminsky
Name:  Howard Kaminsky
Title:    Executive Vice President – Finance, Chief Financial Officer and Secretary

SPORT CHALET TEAM SALES, INC.
a California corporation

By:       /s/ Howard Kaminsky
Name:  Howard Kaminsky
Title:    Executive Vice President – Finance, Chief Financial Officer and Secretary

BANK OF AMERICA, N.A.

By:       /s/ Stephen King
Name:  Stephen King
Title:    SVP